Exhibit 10.8
SUBSIDIARY GUARANTY AGREEMENT
     THIS SUBSIDIARY GUARANTY AGREEMENT dated as of June 16, 2010 (this “Guaranty”), by each of the Subsidiaries signatory hereto and the other Persons from time to time party hereto pursuant to the execution and delivery of a Supplement to this Guaranty in the form of Annex 1 hereto (each of such Subsidiaries and each other such Person referred to herein as a “Guarantor” and collectively, the “Guarantors”) of Fortegra Financial Corporation, a Georgia corporation (“Fortegra”) and LOTS Intermediate Co., a Delaware corporation (together with Fortegra, each a “Borrower” and collectively the “Borrowers”), in favor of the Administrative Agent (as defined below) and each of the Guarantied Parties (as defined below).
     Reference is made to that certain Revolving Credit Agreement dated as of June 16, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     The Lenders have agreed to make Loans to the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement, and certain Lenders and certain Affiliates of those Lenders (such Affiliates, together with the Lenders, the “Guarantied Parties”) are owed Hedging Obligations by certain Loan Parties. Each of the Guarantors is a direct or indirect domestic Subsidiary of the Borrowers and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of this Subsidiary Guaranty Agreement. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Subsidiary Guaranty Agreement.
     Accordingly, the parties hereto agree as follows:
     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the following (referred to herein as the “Guarantied Obligations”) the due and punctual payment of the Obligations or any obligation of a Guarantor hereunder in accordance with the terms of Section 10.3 of the Credit Agreement. Each Guarantor further agrees that the Guarantied Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guarantied Obligation.
     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrowers of any of the Guarantied Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any Guarantied Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrowers or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, the Credit Agreement any other Loan Document, any Guaranty or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Guarantied Party.
     Each of the Guarantors authorizes the Administrative Agent and each of the other Guarantied Parties to (a) take and hold additional security for payment of the Guarantied Obligations and exchange, enforce, waive and release any security, (b) apply security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.
     SECTION 3. Guarantee of Payment. Until such time as the Guarantied Obligations are terminated in accordance with Section 9 hereof, each Guarantor agrees that its guarantee is an absolute, unconditional and continuing guaranty of the payment and performance of the Guarantied Obligations and further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Guarantied Party to any of the security held for payment of the Guarantied Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Guarantied Party in favor of the Borrowers or any other person.
     SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guarantied Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guarantied Obligations, and shall not be subject to any defense or setoff, counterclaim (other than a defense of payment in full in cash or performance), recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guarantied Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any Guarantied Party to assert any claim or demand or to enforce any remedy under the Credit Agreement or any other Loan Document, (ii) any extensions, compromise, refinancing, consolidation or renewals of any Guarantied Obligation, (iii) any change in the time, place or manner of payment of any of the Guarantied Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement or the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Guarantied Obligations, (iv) any default, failure or delay, willful or otherwise, in the performance of the Guarantied Obligations, (v) the addition, substitution or release of any entity or other Person primarily or secondarily liable for any Guarantied Obligation, (vi) the adequacy of any rights which the Administrative Agent or any Secured Creditor may have against any collateral security or other means of obtaining repayment of any of the Guarantied Obligations, (vii) the impairment of any collateral securing any of the Guarantied Obligations, including without limitation the failure to perfect or preserve any rights which the Administrative Agent or any Secured Creditor might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, or (viii ) to the maximum extent permitted by applicable law, any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the payment in full in cash of all the Guarantied Obligations). To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law, which would otherwise prevent the Administrative Agent or any Secured Creditor from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Administrative Agent’s or such Secured Creditor’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Administrative Agent or any Secured Creditor.
     SECTION 5. Defenses of Borrowers Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of either of the Borrowers or the unenforceability of the Guarantied Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either of the Borrowers, other than the final payment in full in cash of the Guarantied Obligations. The Administrative Agent and the Guarantied Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guarantied Obligations, make any other accommodation with the Borrowers or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guarantied Obligations have been fully and finally paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Guarantor or guarantor, as the case may be, or any security.
     SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Guarantied Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of either of the Borrowers or any other Loan Party to pay any Guarantied Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Guarantied Parties in cash the amount of such unpaid Guarantied Obligations. Upon payment by any

Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against the Borrowers arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guarantied Obligations. In addition, any indebtedness of either of the Borrowers now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Guarantied Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of either of the Borrowers, such amount shall be held in trust for the benefit of the Administrative Agent and the Guarantied Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
     SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrower’s financial conditions and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Guarantied Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.
     SECTION 8. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Borrowers) contained in the Credit Agreement are true and correct all as if such representations and warranties are set forth herein in full.
     SECTION 9. Termination. (a) The guarantees made hereunder (i) shall automatically terminate when all the non-contingent Guarantied Obligations have been paid in full in cash and the Guarantied Parties have no further commitment to lend under the Credit Agreement, and (ii) shall continue to be effective or be reinstated, as the case may be, if and to the extent that (x) any payment, or any part thereof, of any Guarantied Obligation is rescinded or must otherwise be restored by any Guarantied Party or any Guarantor upon the bankruptcy or reorganization of either of the Borrowers, any Guarantor or otherwise and/or (y) any claim is made with respect to any Guarantied Obligations comprised of indemnification, expense reimbursement, tax gross-up or yield protection.
          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary.
          (c) In connection with the foregoing clauses (a) and (b), the Administrative Agent shall execute and deliver to such Guarantor or Guarantor’s designee, at such Guarantor’s expense, any documents or instruments which such Guarantor shall reasonably request to evidence such termination or release.

     SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any of the parties hereto that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Guarantied Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).
     SECTION 11. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and powers of the Administrative Agent hereunder and of the Guarantied Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors (subject to the immediately following sentence) with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.
     SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at the address specified for the Borrowers as set forth in Section 10.1 of the Credit Agreement.

     SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements representations and warranties made by or on behalf of the Guarantors herein, in the Credit Agreement, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, the Credit Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent and the Guarantied Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement, the Credit Agreement or any other Loan Document is outstanding and unpaid and as long as the Revolving Commitments have not been terminated.
     (b) In the event one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 10), and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission or by email, in pdf format, shall be as effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 16. Rules of Interpretation. The rules of interpretation specified in Section 1.3 of the Credit Agreement shall be applicable to this Agreement.
     SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Southern District of New York and of any state court of the State of New York located in New York County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Guarantied Party may otherwise have to bring any action or proceeding relating to this Agreement, the Credit Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
     SECTION 19. Additional Guarantors. Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of the Borrowers of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
     SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guarantied Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Guarantied Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Guarantied Party, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. Each Guarantied Party agrees to promptly notify the Administrative Agent and the Borrowers after any such set-off and any application made by such Guarantied

Party; provided, that the failure to give notice shall not affect the validity of such set-off and application. The rights of each Guarantied Party under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Guarantied Party may have.
     SECTION 21. It is the intent of each Guarantor, the Administrative Agent and the Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of any Requirement of Laws, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Requirements of Law under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Subsidiary Guaranty Agreement as of the day and year first above written.

GUARANTORS: BLISS AND GLENNON, INC.
By	/s/ Michael Vrban
	Name:	Michael Vrban
	Title:	Treasurer

LOTSOLUTIONS, INC.
By	/s/ Michael Vrban
	Name:	Michael Vrban
	Title:	Treasurer

ADMINISTRATIVE AGENT SUNTRUST BANK
By	/s/ W. Bradley Hamilton
	Name:	W. Bradley Hamilton
	Title:	Director

[Signature Page to Subsidiary Guaranty Agreement]

ANNEX 1 TO THE
SUBSIDIARY GUARANTY AGREEMENT
     SUPPLEMENT NO. [     ] dated as of [               ] (this “Supplement”), to the Subsidiary Guaranty Agreement (the “Guaranty Agreement”) dated as of June 16, 2010 executed by each of the Subsidiaries a party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fortegra Financial Corporation, a Georgia corporation (“Fortegra”), and LOTS Intermediate Co., a Delaware corporation (together with Fortegra, each a “Borrower” and collectively the “Borrowers”).
     A. Reference is made to that certain Revolving Credit Agreement dated as of June 16, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as Administrative Agent.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.
     C. The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Loans and other financial accommodations to the Borrowers. Pursuant to Section 5.10 of the Credit Agreement, certain Subsidiaries are required to enter into or otherwise become a party to the Guaranty Agreement as a Guarantor. Section 19 of the Guaranty Agreement provides that such Subsidiaries of the Borrowers may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrowers (“New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.
     Accordingly, the Administrative Agent and the New Guarantor agree as follows:
     SECTION 1. In accordance with Section 19 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct all as if such representations and warranties were set forth herein in full on and as of the date hereof. Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     SECTION 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or by email, in pdf format, shall be as effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.
     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.
     SECTION 8. To the extent the following expenses are not paid by the Borrowers under the Credit Agreement, the New Guarantor agrees to reimburse the Administrative Agent for its fees and expenses in connection with this Supplement to the extent the Borrowers would be required to do so under Section 10.3 of the Credit Agreement, including the fees, disbursements and other charges of counsel for the Administrative Agent.
[Signature Page Follows]

     IN WITNESS WHEREOF, the New Guarantor has duly executed this Supplement to the Subsidiary Guaranty Agreement as of the day and year first above written.

[Name of New Guarantor]
By:
Name:
Title:

Address: Attention: Telecopy Number:

SUNTRUST BANK, as Administrative Agent
By:
Name:
Title: